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                                EXHIBIT 10.2(a)

        Amendment No. 1 to the Advisory Agreement dated October 13, 1995
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                      AMENDMENT TO THE ADVISORY AGREEMENT

         THIS AMENDMENT TO THE ADVISORY AGREEMENT, effective as of October 13, 1995, is by and between INLAND MONTHLY INCOME FUND III, INC., a Maryland corporation (the "Company"), and INLAND REAL ESTATE ADVISORY SERVICES, INC., a Maryland corporation (the "Advisor"). All capitalized terms used herein shall have the same meaning as set forth in the Company's prospectus dated October 14, 1994 or the Advisory Agreement dated as of October 14, 1994 (the "Advisory Agreement") unless the context otherwise requires.

                              W I T N E S S E T H

                 WHEREAS, the Company and the Advisor are currently party to the Advisory Agreement;

                 WHEREAS, the term of the Advisory Agreement expires on October 13, 1995;

                 WHEREAS, the Company and the Advisor desire to extend the term of the Advisory Agreement through October 13, 1996; and

                 WHEREAS, the Board of Directors of the Company unanimously approved an extension of the Advisory Agreement.

                 NOW, THEREFORE, the parties agree as follows:

                 16. TERM; TERMINATION OF AGREEMENT. The first sentence of this section shall now read as follows: "This Agreement will continue in force until October 13, 1996, subject to successive one-year renewals with the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors." The balance of Section 16 shall remain unchanged.

         The Advisory Agreement shall remain unchanged except as otherwise set forth herein.

         IN WITNESS WHEREOF, we have executed this amendment as of the 13th day of October, 1995.

                                      INLAND MONTHLY INCOME FUND III, INC.

                                      By:_________________________________

                                         Title:____________________________

                                      INLAND REAL ESTATE ADVISORY SERVICES, INC.

                                      By ___________________________________

                                         Title:______________________________